UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2006

Carter’s, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31829	13-3912933
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

The Proscenium,
1170 Peachtree Street NE, Suite 900
Atlanta, Georgia 30309

(Address of principal executive offices, including zip code)

(404) 745-2700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.         Other Events.

On June 10, 2005, the Company filed its Annual Certification of the Chief Executive Officer with the New York Stock Exchange (the “NYSE”), certifying its compliance with the listing and corporate governance standards of the NYSE (the “NYSE rules”). In addition, on March 15, 2006, the Company filed the certifications of its Chief Executive Officer and Chief Financial Officer as exhibits to its Annual Report on Form 10-K (the “10-K”) for the fiscal year ended December 31, 2005 as required under Section 302 of the Sarbanes-Oxley Act of 2002. The Company is disclosing in this Current Report that it made these filings because it did not provide such disclosure in its 2005 Annual Report to stockholders or 10-K as required under commentary to Section 303A.12(a) of the NYSE rules.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, Carter’s, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 16, 2006

CARTER’S, INC.

By:	/s/ MICHAEL D. CASEY
Name: Michael D. Casey
Title: Executive Vice President and Chief Financial Officer